Income Taxes	12 Months Ended
Mar. 01, 2014
Income Taxes
INCOME TAXES
The difference between the amount of the provision for income taxes and the amount computed by multiplying income from continuing operations before income taxes by the statutory Canadian tax rate is reconciled as follows:

	For the year ended
	March 1, 2014	March 2, 2013	March 3, 2012
Statutory Canadian tax rate	26.6%	26.6%	28.0%
Expected provision for (recovery of) income taxes from continuing operations	$(1,908)	$(324)	$425
Differences in income taxes resulting from:
Valuation allowance	781	—	—
Investment tax credits	(77)	(127)	(138)
Canadian tax rate differences	(82)	(125)	(21)
Change in unrecognized income tax benefits	—	(116)	—
Non-deductible goodwill impairment	—	84	90
Foreign tax rate differences	(10)	6	12
Other differences	(15)	10	(21)
	$(1,311)	$(592)	$347

	For the year ended
	March 1, 2014	March 2, 2013	March 3, 2012
Income (loss) from continuing operations before income taxes:
Canadian	$(7,212)	$(1,365)	$1,272
Foreign	28	145	246
	$(7,184)	$(1,220)	$1,518

The provision for (recovery of) income taxes from continuing operations consists of the following:

	For the year ended
	March 1, 2014	March 2, 2013	March 3, 2012
Current
Canadian	$(1,203)	$(760)	$176
Foreign	77	88	181
Deferred
Canadian	(184)	68	34
Foreign	(1)	12	(44)
	$(1,311)	$(592)	$347

Deferred income tax assets and liabilities consist of the following temporary differences:

	As at
	March 1, 2014	March 2, 2013
Assets
Property, plant and equipment	$430	$—
Non-deductible reserves	120	182
Minimum taxes	120	—
Convertible debenture (see note 8)	95	—
Research and development	41	—
Tax loss carryforwards	25	28
Other	25	2
Deferred income tax assets	856	212

Valuation allowance	783	—
Deferred income tax assets net of valuation allowance	73	212

Liabilities
Property, plant and equipment	—	(287)
Research and development	—	(31)
Withholding tax on unremitted earnings	(32)	—
Deferred income tax liabilities	(32)	(318)
Net deferred income tax asset/(liability)	$41	$(106)
Deferred income tax asset - current	$73	$139
Deferred income tax liability - long-term	(32)	(245)
	$41	$(106)

The Company regularly assesses the need for a valuation allowance against its deferred tax assets. In making that assessment, the Company considers both positive and negative evidence related to the likelihood of realization of the deferred tax assets to determine, based on the weight of available evidence, whether it is more-likely-than-not that some or all of the deferred tax assets will be realized. In evaluating the need for a valuation allowance, the Company noted that there were significant increases in deductible temporary differences in fiscal 2014 in relation to the LLA Impairment Charge, which was not currently deductible for tax purposes. In addition, the Company has three years of cumulative losses for fiscal 2014. As a result, the Company was unable to recognize the benefit relating to a significant portion of deferred tax assets that arose in fiscal 2014, which resulted in the recognition of a $783 million valuation allowance against its deferred tax assets. The deferred tax recovery is partially offset by this deferred tax valuation allowance of $781 million and included in the income tax provision in fiscal 2014 (March 2, 2013 - nil). This accounting treatment has no effect on the Company’s actual ability to utilize deferred tax assets to reduce future cash tax payments. The Company will continue to assess the likelihood that the deferred tax assets will be realizable at each reporting period and the valuation allowance will be adjusted accordingly.
During the third quarter, the Company took steps to accelerate the receipt of a portion of the tax refund to which it is entitled. The Canadian federal and Ontario provincial Ministers of Finance had indicated to the Company that they would be prepared to recommend measures such that the acceleration would not jeopardize the entitlement to the balance of its tax refund. The Company's actions resulted in a November 3, 2013 taxation year end (triggering the entitlement to the tax refund accrued to that date). In December 2013, Remission Orders were made by the Canadian federal and Ontario provincial governments which preserved the Company's ability to carry back losses for the balance of its fiscal 2014 year and for its fiscal 2015 year on the same basis as without the November 3, 2013 taxation year end. The tax provision includes the impact of the Remission Orders in accordance with ASC 740.
Given the change in financial circumstances for the Company in fiscal 2014 (see Note 1 - Critical Accounting Estimates - Valuation of Long-Lived Assets), a determination was made that the Company no longer has plans to permanently reinvest the cumulative earnings of its foreign subsidiaries. As a result, $32 million relating to future withholding taxes was accrued as a deferred tax liability.
The Company’s total unrecognized income tax benefits as at March 1, 2014 and March 2, 2013 were $8 million and $29 million, respectively. A reconciliation of the beginning and ending amount of unrecognized income tax benefits that, if recognized, would affect the Company’s effective income tax rate is as follows:

	March 1, 2014	March 2, 2013	March 3, 2012
Unrecognized income tax benefits, opening balance	$29	$146	$164
Increase for income tax positions of prior years	5	9	15
Increase for income tax positions of current year	—	2	—
Settlement of tax positions	(23)	(152)	(8)
Expiration of statute of limitations	—	—	(24)
Other	(3)	24	(1)
Unrecognized income tax benefits, ending balance	$8	$29	$146

As at March 1, 2014, all of the unrecognized income tax benefits of $8 million have been netted against deferred income tax assets on the Company’s consolidated balance sheets in accordance with ASU 2013-11. See Note 2 for details on ASU 2013-11.
A summary of open tax years by major jurisdiction is presented below:

Jurisdiction
Canada(1)	Fiscal 2009 - 2014
United States(2)	Fiscal 2012 - 2014
United Kingdom	Fiscal 2011 - 2014
_______________
(1)Includes federal as well as provincial and state jurisdictions, as applicable.
(2)Pertains to federal tax years. Certain state jurisdictions remain open from fiscal 2010 through fiscal 2014.
The Company is subject to ongoing examination by tax authorities in the jurisdictions in which it operates. The Company regularly assesses the status of these examinations and the potential for adverse outcomes to determine the adequacy of the provision for income taxes as well as the provisions for indirect and other taxes and related penalties and interest. The Company believes it is reasonably possible that approximately $5 million of its gross unrecognized income tax benefit will be realized in the next twelve months. While the final resolution of these audits is uncertain, the Company believes the ultimate resolution of these audits will not have a material adverse effect on its consolidated financial position, liquidity or results of operations.
The Company recognizes interest and penalties related to unrecognized income tax benefits as interest expense that is netted and reported within investment income (loss). The amount of interest accrued as at March 1, 2014 was approximately $1 million (March 2, 2013 – approximately $6 million). The amount of penalties accrued as at March 1, 2014 was nominal (March 2, 2013 – nominal).

As at March 1, 2014, the Company has the following net operating loss carryforwards and tax credits which are not recognized for accounting purposes and are scheduled to expire in the following years:

Year of Expiry	Net Operating Losses	Capital Losses	Research and Development Tax Credits	Minimum Taxes
2026	$4	$—	$—	$—
2029	16	—	—	—
2030	—	—	1	—
2031	28	—	1	120
2032	2	—	—	—
2033	—	—	32	—
2034	—	—	29	—
Indefinite	—	6	—	—
	$50	$6	$63	$120